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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549



                                 FORM 8-K/A-1

                                  AMENDMENT 1
                                      TO
                                CURRENT REPORT


                      Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934


     Date of Report (Date of earliest event reported):   December 20, 1999


                             GLOBAL CASINOS, INC.
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            (Exact name of registrant as specified in its charter)


     Utah                          0-15415                  87-0340206
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(State or other juris-     (Commission file number)         (IRS Employer
diction of incorporation                               Identification No.)
or organization)


   5373 North Union Boulevard, Suite 100, Colorado Springs, Colorado   80918
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   (Address of principal executive offices)                       (Zip Code)


      Registrant's telephone number, including area code:  (719) 590-4900
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        --------------------------------------------------------------
         (Former name or former address, if changed since last report)




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ITEM 7:        FINANCIAL STATEMENTS AND EXHIBITS
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     (1)  Financial Statements
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          (a)  On December 30, 1999, Global Casinos, Inc (Global) sold all of the issued and outstanding shares of capital stock of its wholly-owned subsidiary, Global Pelican, N.V., a St. Maarten Limited Liability Company, to Arufinance, N.V., an Aruba Corporation, (Arufinance) pursuant to a Stock Purchase Agreement dated as of December 30, 1999 (the Agreement) among Global and Arufinance.

          (b) Arufinance acquired all of the capital stock issued and outstanding of Global Pelican, N.V. from Global for a negotiated purchase price of $1,000. In addition to the stock sale, Global retained accounts receivables in the form of outstanding and uncollected markers totaling $69,200, transferred by Global Pelican to Global, and the related allowance for doubtful accounts of $69,200.

               Global also agreed to assume and pay an outstanding accounts payable account to vendor, Aristocrat, in the amount of $41,888 for certain gaming devices located in the Global Pelican casino. This account payable was to be paid by the 30th of January, 2000.

          (c) Arufinance acquired all of the remaining assets and liabilities of Global Pelican, N.V. as part of the stock purchase, effective with the closing date of December 30, 1999.

          The accompanying consolidated financial statements illustrate the effect of the disposition of the subsidiary ("Pro Forma") on the Company's financial position and results of operations. The consolidated balance sheet as of December 31, 1999 is based upon the historical balance sheets of the Company and assumes that the disposition took place on December 30, 1999. The consolidated statements of income for the six months ended December 31, 1999 are based on the historical statements of income of the Company for this period. The pro forma consolidated statements of income assume the disposition took place on July 1, 1999.

          The accompanying consolidated pro forma financial statements should be read in connection with the historical financial statements of Global Casinos, Inc.

     (b)  Exhibits
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     Item      Title
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     1.        Pro forma financial information

               (a) Global Casinos, Inc Consolidated Balance Sheet as of December 31, 1999
               (b) Global Casinos, Inc. Consolidated Statement of Income For the Six Months Ended December 31, 1999

               (c)  Notes to Pro Forma Consolidated Financial Statements

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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   GLOBAL CASINOS, INC.


Date:   February 17, 2000          By:  /s/ Stephen G. Calandrella
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                                        Stephen G. Calandrella, President